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                                                                    Exhibit 23.1



                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement on Form S-3 (File No. 33-72700) of our report dated February 12, 1997, on our audits of the consolidated financial statements of Neoprobe Corporation and Subsidiaries.




                                                        COOPERS & LYBRAND L.L.P.



Columbus, Ohio
March 13, 1997